                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 22, 1999

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On September 22, 1999, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended August 31, 1999. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated September 22, 1999 containing financial information for the third quarter ended August 31, 1999.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: September 22, 1999

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
                       (unaudited, dollars in millions)


                                                                              Percentage
                                                    Quarter Ended            Change From:     Nine Months Ended
                                            -----------------------------  ----------------   -----------------
                                             Aug 31,   Aug 31,   May 31,   Aug 31,  May 31,   Aug 31,   Aug 31,   Percentage
                                              1999      1998      1999      1998     1999      1999      1998       Change
                                            --------  --------  ---------  -------  -------   ------  ---------   ----------
Net revenues
     Securities                             $ 3,810   $ 2,624    $ 4,216    45%    (10%)      $ 11,913  $  8,541     39%
     Asset Management                           598       354        569    69%      5%          1,879     1,605     17%
     Credit Services                            935       863        872     8%      7%          2,559     2,329     10%
                                            -------   -------    -------                      --------  --------
     Consolidated net revenues              $ 5,343   $ 3,841    $ 5,657    39%     (6%)      $ 16,351  $ 12,475     31%
                                            =======   =======    =======                      ========  ========

Net income
     Securities                             $   633   $   442    $   829    43%    (24%)      $  2,228  $  1,461     52%
     Asset Management                           135         0        111      *     22%            393       249     58%
     Credit Services                            202       184        211    10%     (4%)           537       459     17%
                                            -------   -------    -------                      --------  --------
     Income before cumulative
       effect of a change in accounting         970       626      1,151    55%    (16%)         3,158     2,169     46%
     Cumulative effect of a change in
       accounting(1)                              0         0          0    --      --               0      (117)     *
                                            -------   -------    -------                      --------  --------
     Consolidated net income                $   970   $   626    $ 1,151    55%    (16%)      $  3,158  $  2,052     54%
                                            =======   =======    =======                      ========  ========
     Preferred stock dividend requirements  $    11   $    14    $    10   (21%)    10%       $     33  $     43    (23%)
                                            =======   =======    =======                      ========  ========
     Earnings applicable to common shares   $   959   $   612    $ 1,141    57%    (16%)      $  3,125  $  2,009     56%
                                            =======   =======    =======                      ========  ========

(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
                                  (unaudited)

                                                                        Percentage
                                           Quarter Ended                Change From:          Nine Months Ended
                             ----------------------------------------  ----------------   ---------------------------
                                Aug 31,        Aug 31,       May 31,   Aug 31,  May 31,      Aug 31,       Aug 31,     Percentage
                                 1999           1998          1999      1998     1999         1999          1998         Change
                             ------------  ------------  ------------  -------  -------   ------------   ------------  ----------
Basic earnings per
common share
 Income before cumulative
  effect of a change in
    accounting               $       1.74  $       1.07  $       2.06       63%     (16%) $       5.65   $       3.65          55%
 Cumulative effect of
  a change in accounting     $       0.00  $       0.00  $       0.00       --       --   $       0.00   $      (0.20)           *
 Net income                  $       1.74  $       1.07  $       2.06       63%     (16%) $       5.65   $       3.45          64%

Diluted earnings per
common share
 Income before cumulative
  effect of a change in
    accounting               $       1.65  $       1.01  $       1.95       63%     (15%) $       5.35   $       3.47          54%
 Cumulative effect of
  a change in accounting     $       0.00  $       0.00  $       0.00       --       --   $       0.00   $      (0.19)           *
 Net income                  $       1.65  $       1.01  $       1.95       63%     (15%) $       5.35   $       3.28          63%

Average common shares
outstanding
 Basic                        550,056,731   573,170,507   554,146,582                      553,362,966    582,105,755
 Diluted                      580,700,823   604,779,594   586,655,685                      584,717,406    613,265,207
Period end common shares
 outstanding                  559,244,249   582,790,622   566,786,999                      559,244,249    582,790,622

Return on common equity              25.9%         18.9%         31.4%                            28.9%          20.3%

Return on common equity (1)           N/A           N/A           N/A                               N/A          21.3%

_______________________________________
(1) Excludes the cumulative effect of a change in accounting in the quarter ended February 28, 1998.

                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
                       (unaudited, dollars in millions)

                                                                       Percentage
                                             Quarter Ended             Change From:           Nine Months Ended
                                  -------------------------------- ----------------------    --------------------
                                   Aug 31,    Aug 31,     May 31,    Aug 31,     May 31,      Aug 31,    Aug 31,   Percentage
                                    1999       1998        1999       1998        1999         1999       1998       Change
                                  ---------  ---------   ---------  ---------   ---------    ---------  ---------  ----------
Investment banking                $   1,207  $     819   $   1,022         47%         18%   $   3,186  $   2,607          22%
Principal transactions:
       Trading                        1,184        499       1,926        137%        (39%)      4,801      2,493          93%
       Investments                       78       (174)        150        145%        (48%)        493         (1)          *
Commissions                             729        608         789         20%         (8%)      2,183      1,766          24%
Fees:
       Asset management,
        distribution
        and administration              799        718         765         11%          4%       2,278      2,135           7%
       Merchant and cardmember          392        438         357        (11%)        10%       1,090      1,270         (14%)
       Servicing                        313        255         310         23%          1%         876        658          33%
Interest and dividends                4,961      4,283       3,689         16%         34%      12,130     12,429          (2%)
Other                                    39         52          46        (25%)       (15%)        124        154         (19%)
                                  ---------  ---------   ---------                           ---------  ---------
       Total revenues                 9,702      7,498       9,054         29%          7%      27,161     23,511          16%
Interest expense                      4,246      3,377       3,278         26%         30%      10,401     10,076           3%
Provision for consumer loan
       losses                           113        280         119        (60%)        (5%)        409        960         (57%)
                                  ---------  ---------   ---------                           ---------  ---------
       Net revenues                   5,343      3,841       5,657         39%         (6%)     16,351     12,475          31%
                                  ---------  ---------   ---------                           ---------  ---------
Compensation and benefits             2,302      1,609       2,413         43%         (5%)      7,078      5,414          31%
Occupancy and equipment                 166        148         153         12%          8%         465        431           8%
Brokerage, clearing and
       exchange fees                    128        160         127        (20%)         1%         369        416         (11%)
Information processing and
       communications                   325        291         315         12%          3%         949        833          14%
Marketing and business
       development                      408        354         381         15%          7%       1,184        934          27%
Professional services                   214        176         191         22%         12%         567        460          23%
Other                                   237        193         219         23%          8%         646        548          18%
                                  ---------  ---------   ---------                           ---------  ---------
       Total non-interest
       expenses                       3,780      2,931       3,799         29%         (1%)     11,258      9,036          25%
                                  ---------  ---------   ---------                           ---------  ---------
Income before income taxes
     and cumulative effect
     of a change in accounting        1,563        910       1,858         72%        (16%)      5,093      3,439          48%
Income tax expense                      593        284         707        109%        (16%)      1,935      1,270          52%
                                  ---------  ---------   ---------                           ---------  ---------
Income before cumulative
     effect of a
     change in accounting               970        626       1,151         55%        (16%)      3,158      2,169          46%
Cumulative effect of a change
     in accounting (1)                    0          0           0         --          --            0       (117)          *
                                  ---------  ---------   ---------                           ---------  ---------
Net income                        $     970  $     626   $   1,151         55%        (16%)  $   3,158  $   2,052          54%
                                  =========  =========   =========                           =========  =========
Preferred stock dividend
     requirements                 $      11  $      14   $      10        (21%)        10%   $      33  $      43         (23%)
                                  =========  =========   =========                           =========  =========
Earnings applicable to
     common shares                $     959  $     612   $   1,141         57%        (16%)  $   3,125  $   2,009          56%
                                  =========  =========   =========                           =========  =========

_____________________________________________________
(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

                       MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                                                               Percentage
                                                   Quarter Ended              Change From:      Nine Months Ended
                                      ----------------------------------- ------------------   --------------------
                                        Aug 31,     Aug 31,    May 31,      Aug 31,  May 31,    Aug 31,     Aug 31,   Percentage
                                         1999        1998       1999         1998     1999       1999        1998       Change
                                      ----------  ----------  ----------- --------- --------   ---------   --------   -----------
Investment banking                    $   1,207   $     819   $  1,022       47%     18%       $ 3,186      $  2,607        22%
Principal transactions:
 Trading                                  1,184         499      1,926      137%    (39%)        4,801         2,493        93%
 Investments                                 78        (174)       150      145%    (48%)          493            (1)         *
Commissions                                 729         608        789       20%     (8%)        2,183         1,766        24%
Asset management, distribution and
  administration fees                       799         718        765       11%      4%         2,278         2,135         7%
Interest and dividends                    4,415       3,603      3,167       23%     39%        10,506        10,297         2%
Other                                        39          51         46      (24%)   (15%)          124           150       (17%)
                                      ---------   ---------   --------                         -------      --------
 Total revenues                           8,451       6,124      7,865       38%      7%        23,571        19,447        21%
Interest expense                          4,043       3,146      3,080       29%     31%         9,779         9,301         5%
                                      ---------   ---------   --------                         -------      --------
 Net revenues                             4,408       2,978      4,785       48%     (8%)       13,792        10,146        36%
                                      ---------   ---------   --------                         -------      --------

Compensation and benefits                 2,170       1,468      2,290       48%     (5%)        6,704         4,991        34%
Occupancy and equipment                     150         130        141       15%      6%           425           380        12%
Brokerage, clearing and exchange
 fees                                       128         160        127      (20%)     1%           369           416       (11%)
Information processing and
 communications                             202         175        206       15%     (2%)          600           489        23%
Marketing and business development          155         135        167       15%     (7%)          471           377        25%
Professional services                       184         151        160       22%     15%           485           388        25%
Other                                       189         140        167       35%     13%           504           395        28%
                                      ---------   ---------   --------                         -------      --------
 Total non-interest expenses              3,178       2,359      3,258       35%     (2%)        9,558         7,436        29%
                                      ---------   ---------   --------                         -------      --------
Income before income taxes and
 cumulative effect of a change
 in accounting                            1,230         619      1,527       99%    (19%)        4,234         2,710        56%
Income tax expense                          462         177        587      161%    (21%)        1,613         1,000        61%
                                      ---------   ---------   --------                         -------      --------
Income before cumulative effect
 of a change in accounting                  768         442        940       74%    (18%)        2,621         1,710        53%
Cumulative effect of a change in
 accounting (1)                               0           0          0       --      --              0          (117)         *
                                      ---------   ---------   --------                         -------      --------
Net income                            $     768   $     442   $    940       74%    (18%)      $ 2,621      $  1,593        65%
                                      =========   =========   ========                         =======      ========

Compensation and benefits as a %
 of net revenues                             49%        49%         48%                             49%           49%
Non-compensation expenses as a %
 of net revenues                             23%        30%         20%                             21%           24%
Profit margin (2)                            17%        15%         20%                             19%           16%

____________________________
(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.
(2)  Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                 Credit Services Income Statement Information
                       (unaudited, dollars in millions)

                                              Quarter Ended            Percentage Change From:  Nine Months Ended
                                     --------------------------------  ----------------------- -------------------
                                       Aug 31,   Aug 31,     May 31,     Aug 31,     May 31,   Aug 31,     Aug 31,  Percentage
                                        1999      1998        1999        1998        1999      1999        1998     Change
                                     --------  ---------  -----------  ---------  ------------ -------   ---------  ----------
Fees:
     Merchant and cardmember         $   392   $   438      $    357       (11%)       10%     $  1,090   $  1,270     (14%)
     Servicing                           313       255           310        23%         1%          876        658      33%
Other                                      0         1             0          *         --            0          4        *
                                     -------   -------      --------                           --------   --------
     Total non-interest revenues         705       694           667         2%         6%        1,966      1,932       2%

Interest revenue                         546       680           522       (20%)        5%        1,624      2,132     (24%)
Interest expense                         203       231           198       (12%)        3%          622        775     (20%)
                                     -------   -------      --------                           --------   --------
     Net interest income                 343       449           324       (24%)        6%        1,002      1,357     (26%)

Provision for consumer loan losses       113       280           119       (60%)       (5%)         409        960     (57%)
                                     -------   -------      --------                           --------   --------
     Net credit income                   230       169           205        36%        12%          593        397      49%

                                     -------   -------      --------                           --------   --------
     Net revenues                        935       863           872         8%         7%        2,559      2,329      10%
                                     -------   -------      --------                           --------   --------

Compensation and benefits                132       141           123        (6%)        7%          374        423     (12%)
Occupancy and equipment                   16        18            12       (11%)       33%           40         51     (22%)
Information processing and
     communications                      123       116           109         6%        13%          349        344       1%
Marketing and business development       253       219           214        16%        18%          713        557      28%
Professional services                     30        25            31        20%        (3%)          82         72      14%
Other                                     48        53            52        (9%)       (8%)         142        153      (7%)
                                     -------   -------      --------                           --------   --------
     Total non-interest expenses         602       572           541         5%        11%        1,700      1,600       6%
                                     -------   -------      --------                           --------   --------
Income before income taxes               333       291           331        14%         1%          859        729      18%
Income tax expense                       131       107           120        22%         9%          322        270      19%
                                     -------   -------      --------                           --------   --------
Net income                           $   202   $   184      $    211        10%        (4%)    $    537   $    459      17%
                                     =======   =======      ========                           ========   ========

Compensation and benefits as a %
of net revenues                           14%       16%           14%                               15%        18%
Non-compensation expenses as a %
of net revenues                           50%       50%           48%                               52%        51%
Profit margin (1)                         22%       21%           24%                               21%        20%


________________________________________
(1)  Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                 Credit Services Income Statement Information
                       (unaudited, dollars in millions)
                             (Managed loan basis)

                                                                     Percentage
                                         Quarter Ended               Change From:           Nine Months Ended
                                -------------------------------  --------------------     ---------------------
                                 Aug 31,    Aug 31,    May 31,    Aug 31,     May 31,      Aug 31,    Aug 31,    Percentage
                                  1999       1998       1999       1998        1999         1999       1998        Change
                                ---------  ---------  ---------  ---------   ---------    ---------  ----------  ----------
Fees:
  Merchant and cardmember       $     541  $     575  $     494         (6%)        10%   $   1,508  $    1,627          (7%)
  Servicing                             0          0          0         --          --            0           0          --
Other                                   0          1          0          *          --            0           4           *
                                ---------  ---------  ---------                           ---------  ----------
  Total non-interest
     revenues                         541        576        494         (6%)        10%       1,508       1,631          (8%)

Interest revenue                    1,250      1,363      1,221         (8%)         2%       3,652       4,042         (10%)
Interest expense                      466        499        449         (7%)         4%       1,366       1,528         (11%)
                                ---------  ---------  ---------                           ---------  ----------
  Net interest income                 784        864        772         (9%)         2%       2,286       2,514          (9%)

Provision for consumer
  loan losses                         390        577        394        (32%)        (1%)      1,235       1,816         (32%)
                                ---------  ---------  ---------                           ---------  ----------
  Net credit income                   394        287        378         37%          4%       1,051         698          51%
                                ---------  ---------  ---------                           ---------  ----------
  Net revenues                        935        863        872          8%          7%       2,559       2,329          10%
                                ---------  ---------  ---------                           ---------  ----------
Compensation and benefits             132        141        123         (6%)         7%         374         423         (12%)
Occupancy and equipment                16         18         12        (11%)        33%          40          51         (22%)
Information processing and
  communications                      123        116        109          6%         13%         349         344           1%
Marketing and business
  development                         253        219        214         16%         18%         713         557          28%
Professional services                  30         25         31         20%         (3%)         82          72          14%
Other                                  48         53         52         (9%)        (8%)        142         153          (7%)
                                ---------  ---------  ---------                           ---------  ----------
  Total non-interest expenses         602        572        541          5%         11%       1,700       1,600           6%
                                ---------  ---------  ---------                           ---------  ----------
Income before income taxes            333        291        331         14%          1%         859         729          18%
Income tax expense                    131        107        120         22%          9%         322         270          19%
                                ---------  ---------  ---------                           ---------  ----------
Net income                      $     202  $     184  $     211         10%         (4%)  $     537  $      459          17%
                                =========  =========  =========                           =========  ==========

Compensation and benefits as
  a % of net revenues                  14%        16%        14%                                 15%         18%
Non-compensation expenses as
  a % of net revenues                  50%        50%        48%                                 52%         51%
Profit margin (1)                      22%        21%        24%                                 21%         20%

____________________________

(1)  Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                  Financial Information and Statistical Data
                                  (unaudited)

                                                             Quarter Ended                     Percentage Change From:
                                              ---------------------------------------------   ------------------------
                                                Aug 31,         Aug 31,          May 31,        Aug 31,     May 31,
                                                 1999            1998             1999          1998         1999
                                              ----------     -----------      -------------   ----------   -----------
MSDW

Period end common shares outstanding            559,244,249    582,790,622      566,786,999       (4%)         (1%)
Book value per common share                   $       26.53  $       22.13    $       26.00       20%           2%
Shareholder's equity (millions) (1)           $      15,845  $      13,904    $      15,749       14%           1%
Total capital (millions) (2)                  $      38,740  $      36,727    $      40,007        5%          (3%)

SECURITIES ($ billions)

Private Client Group
      Global financial advisors                      12,309         10,791           12,038       14%           2%
      Client assets                           $         529  $         392    $         513       35%           3%

Institutional Securities (3)
      Mergers and acquisitions
         announced transactions (4)
            MSDW global market volume         $       588.2  $       450.1    $       308.3
            Rank                                          2              3                3
      Worldwide equity and related issues (4)
            MSDW global market volume         $        34.2  $        23.2    $        21.9
            Rank                                          2              1                1

ASSET MANAGEMENT ($ billions)

Assets under management and administration
Products offered primarily to individuals
      Mutual funds
            Equity                            $          87  $          64    $          84       36%           4%
            Fixed income                                 55             55               56       --           (2%)
            Money markets                                44             35               42       26%           5%
                                              -------------  -------------    -------------
            Total mutual funds                          186            154              182       21%           2%

      ICS Assets                                         23             16               21       44%          10%
      Other                                              38             30               38       27%          --
                                              -------------  -------------    -------------

      Sub-total Individual                              247            200              241       24%           2%
                                              -------------  -------------    -------------

Products offered primarily to
    institutional clients
      Mutual funds                                       36             32               33       13%           9%
      Separate accounts, pooled vehicle
          and other arrangements                        132            121              131        9%           1%
                                              -------------  -------------    -------------

      Sub-total Institutional                           168            153              164       10%           2%
                                              -------------  -------------    -------------

Total assets under management and
    administration                            $         415  $         353    $         405       18%           2%
                                              =============  =============    =============

____________________________________
(1) Includes preferred and common equity and preferred securities issued by subsidiaries.
(2) Includes preferred and common equity, preferred securities issued by subsidiaries, capital units and non-current portion of long-term debt.
(3)  Source:  Securities Data Corp.
(4)  Information is year to date and stated on a calendar year basis.

                       MORGAN STANLEY DEAN WITTER & CO.
                   Financial Information and Statistical Data
                        (unaudited, dollars in millions)

                                                                             Percentage
                                                Quarter Ended               Change From:        Nine Months Ended
                                       ---------------------------------  -------------------  --------------------
                                        Aug 31,    Aug 31,     May 31,     Aug 31,   May 31,    Aug 31,   Aug 31,     Percentage
                                         1999       1998        1999        1998      1999       1999      1998         Change
                                       ---------  ---------- ---------    ---------  --------  ---------  ---------   -----------
CREDIT SERVICES

Owned consumer loans
     Period end                        $ 16,557   $ 17,657   $ 14,588        (6%)       13%    $ 16,557    $ 17,657         (6%)
     Average                           $ 15,311   $ 17,416   $ 14,664       (12%)        4%    $ 15,458    $ 19,135        (19%)

Managed consumer loans (1)
     Period end                        $ 34,381   $ 34,228   $ 32,805        --          5%    $ 34,381    $ 34,228         --
     Average                           $ 33,379   $ 34,076   $ 32,258        (2%)        3%    $ 32,845    $ 35,115         (6%)
     Interest yield                       14.30%     15.19%     14.39%  (0.89 pp)    (0.09 pp)    14.25%      14.90 %  (0.65 pp)
     Interest spread                       8.61%      9.06%      8.81%  (0.45 pp)    (0.20 pp)     8.61%       8.72 %  (0.11 pp)
     Net charge-off rate                   5.29%      6.56%      5.55%  (1.27 pp)    (0.26 pp)     5.70%       6.89 %  (1.19 pp)
     Delinquency rate
        (over 30 days)                     6.34%      7.19%      5.94%  (0.85 pp)     0.40 pp      6.34%       7.19 %  (0.85 pp)

Discover Financial Services transaction
   volume (in billions)                $   18.3   $   14.7    $  16.3         24%       12%     $  50.1     $  42.7          17%
General purpose credit
   card accounts (in millions)             37.4       38.0       37.5        (2%)        --        37.4        38.0          (2%)
Discover/NOVUS Network increase
    in merchant locations (in thousands)    117        106        138                               355         297

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(1) Includes owned and securitized consumer loans.

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